SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 4, 1998


                      INTERNATIONAL BANCSHARES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File Number 0-9439


                    TEXAS                            74-2157138
        (State or other Jurisdiction              (I.R.S. Employer
      of incorporation or organization)         Identification No.)

    1200 SAN BERNARDO, LAREDO, TEXAS                78040-1359
 (Address of principal executive offices)           (ZIP Code)

       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (956) 722-7611

                                      NONE
          (Former name or former address, if changed since last report)

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ITEM 5.     OTHER EVENTS

      On March 4, 1998, Dennis E. Nixon, Chairman and CEO of International Bancshares Corporation ("IBC") issued a news release announcing that the Common Stock of IBC has been listed for trading on the Nasdaq National Market and is trading under the Nasdaq trading symbol IBOC.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      c.    Exhibits

            The following exhibit is filed as part of this report:

            (99) News release of International Bancshares Corporation dated March 4, 1998.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INTERNATIONAL BANCSHARES CORPORATION
                              (Registrant)


                              By:/s/ DENNIS E. NIXON
                                     DENNIS E. NIXON, President,
                                    and Chief Executive Officer

Date:  March 5, 1998

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                                  EXHIBIT INDEX

EXHIBIT                                            PAGE
NUMBER                    DESCRIPTION             NUMBER
------                    -----------             ------

99              News Release of International        5
                Bancshares Corporation dated
                March 4, 1998

                                        4